UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
June 5, 2024

Fidelity National Information Services, Inc.
(Exact name of Registrant as Specified in its Charter)

1-16427
(Commission File Number)

Georgia	37-1490331
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)
347 Riverside Avenue
Jacksonville, Florida 32202
(Addresses of Principal Executive Offices)

(904) 438-6000
(Registrant's Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Trading	Name of each exchange
Title of each class	Symbol(s)	on which registered
Common Stock, par value $0.01 per share	FIS	New York Stock Exchange
1.100% Senior Notes due 2024	FIS24A	New York Stock Exchange
0.625% Senior Notes due 2025	FIS25B	New York Stock Exchange
1.500% Senior Notes due 2027	FIS27	New York Stock Exchange
1.000% Senior Notes due 2028	FIS28	New York Stock Exchange
2.250% Senior Notes due 2029	FIS29	New York Stock Exchange
2.000% Senior Notes due 2030	FIS30	New York Stock Exchange
3.360% Senior Notes due 2031	FIS31	New York Stock Exchange
2.950% Senior Notes due 2039	FIS39	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

The 2024 Annual Meeting of Shareholders (the “Annual Meeting”) of Fidelity National Information Services, Inc. (the "Company") was held on June 5, 2024. At the Annual Meeting, the shareholders of the Company voted on the following matters submitted to them for consideration:

1. The Company’s shareholders elected all persons nominated as directors to serve until the Company’s 2025 Annual Meeting of Shareholders, as set forth in the Proxy Statement, with the following voting results:

	Votes	Votes		Broker
Nominee	“For”	"Against"	Abstentions	Non-Votes
Lee Adrean	487,828,438	2,515,139	149,246	25,773,869
Mark D. Benjamin	486,493,769	3,693,720	305,334	25,773,869
Stephanie L. Ferris	488,010,680	2,341,717	140,426	25,773,869
Jeffrey A. Goldstein	443,580,710	46,347,389	564,724	25,773,869
Lisa A. Hook	487,321,909	3,023,649	147,265	25,773,869
Kenneth T. Lamneck	482,814,435	7,528,694	149,694	25,773,869
Gary L. Lauer	438,465,760	51,604,544	422,519	25,773,869
James B. Stallings, Jr	476,015,918	14,167,312	309,593	25,773,869

2.The Company’s shareholders approved, on an advisory and non-binding basis, the compensation of the Company’s named executive officers, with 447,765,919 votes for, 40,809,169 votes against, 1,917,735 abstentions and 25,773,869 broker non-votes.

3.The Company’s shareholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2024, with 492,068,507 votes for, 23,998,848 votes against and 199,337 abstentions.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fidelity National Information Services, Inc.
Date: June 7, 2024	By:	/s/ Gerald W. Clanton
		Name:	Gerald W. Clanton
		Title:	SVP, Corporate Secretary and Deputy General Counsel